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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 1997


                            Lifecore Biomedical, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)




        Minnesota                                      41-0948334
-------------------------------                     ------------------
(State or other jurisdiction of                      (IRS Employer
 incorporation or organization)                     Identification No.)



                                     0-4136
                             ----------------------
                            (Commission File Number)



      3515 Lyman Boulevard
         Chaska, Minnesota                                  55318
-------------------------------                     -----------------------
(Address of principal executive                          (Zip Code)
 offices)







Registrant's telephone number, including area code:  612-368-4300
                                                     ------------

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ITEM 5.   OTHER EVENTS

          The press release included as Exhibit 21.1 is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS                   PAGE NO.

(c)       Exhibits
          21.1 Press Release dated February 5, 1997              4



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LIFECORE BIOMEDICAL, INC.




Dated:  February 17, 1997               /s/ Dennis J. Allingham
                                        -----------------------
                                          Dennis J. Allingham
                                          Vice President & Chief
                                          Financial Officer
                                          (Principal Financial Officer)



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